Exhibit 99.1

Q 4 2026 April 20 , 20 26 Shareholder Update empowering people with ai tools

FORWARD LOOKING STATEMENTS This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

NurseMagic TM directly addresses documentation and audit pain for every non - acute care business, with our AI - native d . ocumentation and workflow platform.

Problem Non - Acute Care Is Under Pressure • Tightening margins from labor inflation, staffing shortages, reimbursement complexity • Legacy software friction with duplicate entry, manual checks, disconnected workflows • MARKET NEEDS MODERN INFRASTRUCTURE, NOT MORE LAYERS : a system that reduces overhead and supports how operators actually run.

MARKET SEGMENTS AND SIZES. TOTAL: $1.5T HOSPICE $29.9B $162.4B $173.6B U.S. Hospice Market U.S. Home Health U.S. Home Care Size 8 Market Size 4 Market Size 1 407K 1.4M 3.2M workers 9 workers 5 workers 2 8.5K 11.5K 35K U.S. businesses 10 U.S. businesses 6 U.S. businesses 3 1.6M 12M 15M U.S. patients 11 U.S. patients 7 U.S. patients 3 Sources: 1. 2. 3. 4. 5. 6. 7. 8. https:// www .ibisworld.com/unit ed - states/industry/home - care - providers/1579/ https:// www .phinational.org/policy - research/key - facts - faq/ https:// www .grandview research.com/industry - analysis/us - home - healthcare - market - report https://sagapixel.com/marketing/home - care - statistics/#:~:text=There%20are%20approximately% 2012%2C000%20M edicare,operating% 20outside%20of%20Medicare's %20purview . https:// www .statista.com/statistics/185249/persons - employed - in - home - health - care - services - in - the - us - since - 2000/#:~:text=In% 202023%2C% 20there%20were%20approximately,of%201.5%20million%20in%202016. https:// www .statista.com/statistics/1550572/number - of - home - health - agenc ies - in - the - us/ https://boosthomehealth.com/home - health - statistics/ https:// www .grandview research.com/industry - analysis/us - hospice - market 9. 10. 11. 12. 13. 14. 15. 16. 17. 18. https:// www .ibisworld.com/united - states/employment/hospices - palliative - care - centers/4952/#:~:text=How%20many%20people%20are% 20employed,the% 20US%20as%20of%202023. https:// www .definitivehc .com/resources/healthcare - insights/number - of - hospice - organizations - by - state https://zipdo.co/hospice - statistics/ https:// www .grandview research.com/industry - analysis/us - skilled - nursing - facility - market https://fred.stlouisfed.org/series/CES6562310001 https:// www .definitivehc .c om/resourc es/healthcare - insights/skilled - nursing - facilities - us https:// www .ahcancal.org/Data - and - Research/facts/Pages/default.aspx https:// www .grandview researc h.com/industry - analysis/us - senior - living - market - report https:// www .ahcancal.org/Assisted - Living/Facts - and - Figures/Pages/default.aspx https:// www .seniorliving.org/companies/statistics/ SKILLED NURSING $199.7B U.S. Skilled Nursing Market Size 12 1.5M workers 13 16.6K U.S. businesses 14 4M U.S. patients 15 HOME CARE HOME HEALTH SENIOR LIVING $943.9B U.S. Senior Living Market Size 16 1.5M Workers 17 32.2K U.S. businesses 17 9.5M U.S. patients 18

MADISON NurseMagic Testimonials P O S I T I V E T E S T I M O N I A LS H A V E G R O W N A N D 5 S T A R R E VI E WS H A V E I N CR E A S E D . PU B L IC VIS IB I L IT Y O N B 2 C S A L E A L SO B O O S TS B 2 B S A L E S . 25 ratings What Our B2B Users Are Saying • “I purchased NurseMagic for my RN CMs, and it has been a night and day difference in getting documentation completed.” • “NurseMagic is a game - changer for me, my staff, and our caregivers.” • “My company started using NurseMagic just a couple of weeks ago. It has changed the way our nurses look at charting.” 2026 NURSEMAGIC HONORS

NurseMagic TM – DISRUPTIVE PRICING LARGE SCALE ORGANIZATION PRICING D ocu me n t at i o n : s tar t in g a t $ 1 / p at ien t / mo nth F u l l EMR : 50 - 80 % l e s s th an l e ga cy p rov id er s Pl a t for m : s ing l e p l a t form , m u l t ip l e ca re se t t in g s , mu l t ip l e p rofe ss ion a l s , mu l t ip l e l a n gu a ge s , m ulti ple loca t ion s Ou r AI - f i r st in f rastru cture e nab l es u s to g ain a marg in at a smal l fr act ion of what our c ur ren t comp etitor s c harg e cust om ers , wit h a s ingle p l a t fo rm . The y co me fo r d oc ume nta t i on. The y a r e in tere st ed in ful l er se rvi ces.

NurseMagic TM – Path to Profitability Products Segments Revenue & Targets 39% B2C, 61% B2B Q2 2026 A N T I C I P A T E P R O F I T A B I LI T Y A T ~ 1 0 - 2 0 NE W , L AR G E C U S T O ME R S OR L E S S TH AN $ 5 M / Y E A R I N R E VE N U E . AN T I C I P A T E 30 - 9 0 D AY S AL E S C Y C LE ( E N G A G E ME NT T O C LO S E ) B A S E D ON C U R R E N T P R O S P E C T S . Q3 2026 Q4 2026 B2B Segments Served – Home Care, Home Health, Hospice, Senior Living, Skilled Nursing 69% ↑ increase from prior quarter DOCUMENTATION and EMR. ONE PLATFORM. ACCESSIBLE PRICE. FULL AI END - TO - END SOLUTION. 46% B2C, 54% B2B B2B Segments Served – Home Care, Home Health, Hospice, Senior Living, Skilled Nursing TARGET: Home Care, Home Health, Hospice, Senior Living, Skilled Nursing, Palliative Care (census >5,000) TARGETED: Larger, multisite organizations (census >5,000) TARGET: WIN MULTI - SITE, MULTI - SEGMENT ORGANIZATIONS. NurseMagic Individual NurseMagic Teams NurseMagic Teams+ NurseMagic Enterprise NurseMagic AI Native EMR NurseMagic Personal NurseMagic Enterprise NurseMagic AI Native EMR

MILESTONES FEB 2024 NurseMagic Work Began APR 2024 B2C Beta Announced SEP 2024 B2B Pilots Announced DEC 2024 B2C Paid Announced FEB 2025 B2B Paid Announced SEP 2025 Announced 63% Revenue Growth July 14 to September 11, 2025 MAY 2025 Announced 240% Revenue Growth QoQ Q2 / 2026 Revenues = $108,050 JUL 2025 NurseMagic Enterprise Announced

OPPORTUNITY: Different Settings, Shared Structure Home Care Senior Living SNF Hospice Home Health Capability ض ض ض ض ض Required Documentation ض ض ض ض ض Clinical Documentation ض ض ض ض ض Non - Clinical Documentation ض ض EVV ض ض ض CMS / Federal Forms ض ض ض ض ض State Forms ض ض ض ض ض Payer Forms ض ض ض ض ض Internal Templates ض ض ض ض ض Billing Integration ض ض ض ض ض Regulatory Reporting ض ض ض ض ض Financial Reporting Segments: Clear Commonalty Market has a common structure with different required outputs. NurseMagic was built for the structure. One platform built on a shared data architecture — so new regulatory requirements become scalable configuration, not custom rebuilds.

Commercial Breadth – > Right Infrastructure PROVEN ACROSS DEAL TYPES • Clear value proposition – cost AND performance: broad commercial testing clarified recurring workflow and data requirements • Built for P&L impact : shared infrastructure around what repeats — documentation, compliance, billing - linked workflows, and reporting • High operating leverage: new customer requirements absorbed through a common platform architecture, supporting efficient deployment and lower marginal cost / complexity • Scalable ROI model : platform positioned to expand across segments without fragmenting the product or diluting the value proposition ORGANIZATIONS WITH MULTIPLE LOCATIONS CUSTOMERS WITH EXTREME AUDIT SENSITIVITY CUSTOMERS WITH EXTREME PRICE SENSITIVITY CUSTOMERS WITH MULTIPLE CARE SETTINGS – HOSPICE TO SENIOR LIVING

NurseMagic TM Infrastructure Enables Disruptive Pricing Don’t bring overhead to a margin fight. AI - First Infrastructure Single Source of Truth Efficient, Zero - Labor Deployment Modular, AI - native infrastructure & frameworks eliminate maintenance overhead and high costs of hodge - podge, legacy systems . NurseMagic structures all patient data around the plan of care – eliminating redundancy and reducing costly errors, support, and labor . Setup and data migration is automated – enabling ZERO setup fees and ZERO data transfer fees .

NurseMagic TM Brand Reach: B2C Built B2B Visability 49K+ F O L L O W E R S S I N C E F E B 2 0 2 4 I N C E P T I O N 6 S O C I A L C H A N N E L S M U LT I P L E VI R AL P OST S W I T H O V E R 1 M V I E W S 1.1M A C C O U N T S R E A C H E D I N L A S T 9 0 D A Y S H I GH V I SI B I L I T Y ON AI T OOL S W I T H M U L T I P L E C U S T O M E R S W H O H A V E F O U N D U S V I A C H A T G P T & O T H E R A I M O D E L S F U N C T I ON I N G B 2 C T O B 2 B P I P EL I N E W I T H M U L T I P L E B 2 C U S E R S W H O H A V E R E F E R R E D U S T O T H E I R W O R K P L A C E B 2 C Social Campaigns B 2 B Impact

NurseMagic TM Sales Pipeline Sales Marketing ~50K Prospects ~1K Organizations ~200K Prospects ~7K Organizations Sales & Marketing Signal Active Discussions 15 Organizations ~62,000 census EXAMPLES: Current Prospects Customer A: Census ~3,000 Multi - site • Multi - segment • High Audit Sensitivity • High Price Sensitivity Customer B: Census ~2,000 Multi - organization •Multi - segment • High Audit Sensitivity • High Price Sensitivity Customer C: Census ~35,000 Multi - segment • High Audit Sensitivity • High Price Sensitivity ~20K Avg. Daily Emails Opened ~10K Avg. Daily Email Clicks OUTREACH ENGAGEMENT

FINANCE

Nasdaq: AMST – Broader Opportunity • A profitable wedge could reframe AMST from application company  platform company • Shift expands strategic optionality: partnerships, JDs, tuck - in M&A, strategic combinations, potential acquisition interest • Operating model may continue to evolve: from product validation to disciplined capital allocation against repeatable, high - ROI adjacencies • Institutional relevance increases as the market sees operating leverage, reusable infrastructure, and a widening solution set — not a single - use tool Demonstrated profitability converts product proof into platform optionality.

Nasdaq: AMST Building Revenue: • B2B NurseMagic TM B2C Sales Launched and Generating Revenue • B2C NurseMagic TM Sales Demonstrated in Large and Growing Market • Strong marketing and sales outreach, strong pipeline ; anticipate tight, B 2 B sales cycle . • Good Liquidity • Zero Debt $1.2M Cash On Hand 6 Estimated months of burn on hand $0 Debt 4.5M Shares Outstanding $2.7M Total Revenue Since Inception As of December 31, 2025 3.2M Public Float

Team Experience and Award - Winning Culture MARKETING 9y of collective experience digital marketing • lead generation • paid advertising • social media • influencer relations • content creation • brand management • SEM • SEO • public relations • data analytics SALES 23y of collective experience U.S. and global enterprise sales • higher education sales • enterprise sales • nonprofit sales • healthcare sales • financial services sales ENGINEERING 50y of collective experience full stack coding • software engineering • software & cloud architecture • product engineering • cybersecurity • US & global compliance • data science • AI system design • natural language processing • optimization and performance tuning • app development • computational modeling • statistical data analysis FINANCE 33y of collective experience auditor • private and public experience • financial forecasts • M&A • corporate financial advising 1 9 E A R N E D W O R K P L A C E E X C E L L E N C E A W A R D S 8 O F T H E M N A T I O N A L WINNER 2023 WINNER 2023 WINNER 2023

Leadership & Board Barbie Brewer J. Michael Losh Gilbert S. Omenn, MD, Ph.D. George Parmer Dr. Ann Marie Sastry Founder, Chair & CEO • Former CEO and co - Founder of Sakti3 (acquired by Dyson in 2015 for $90M) • Recognized by President Obama at the White House in 2015 for her technology entrepreneurship • Featured in WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times ; cover of Inc. • Arthur F. Thurnau Professor (UM’s highest teaching honor) at the University of Michigan, 17 years • >100 publications and 100 patents and filings. >100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.) • Boards of the International Council on Clean Transportation (ICCT), Oxford Companies • PhD and MS degrees from Cornell University, BS from the University of Delaware, Mech Engineering T E C H & H E A L T H C A R E F I N A N C E P E O P L E & G R O W T H

AMESITE INVESTMENT HIGHLIGHTS NurseMagic TM App Seeing Rapid Adoption, both B2C and B2B Closed Enterprise Deals with NurseMagic TM in $5.2B Industry Proven AI - Powered Higher Ed Platform That Runs Turnkey Targeting Sustainable Margins with Lean Operations – 50% reduction in SG&A in last FY Rapid Increase in Revenue Anticipated with B2B Sales in Large & Hungry Health Care Market No Corporate Debt & Good Liquidity Featured in Fox Business News, Yahoo!Finance, CNBC, Bloomberg, Forbes, Business Insider, and other publications CNBC Squawk Box Newsy Tonight

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